Exhibit 10.4
KETJEN CORPORATION
AMENDED AND RESTATED CUMULATIVE FREE CASH FLOW INCENTIVE PLAN
Set forth below are the terms and conditions of the Ketjen Corporation Amended and Restated Cumulative Free Cash Flow Incentive Plan (the “CFCF Plan”).

Certain Definitions:
“Administrator” means the Executive Compensation and Talent Development Committee of the Board or a subcommittee thereof.
“Award” has the meaning set forth in the applicable Participant’s Award Letter.
“Award Letter” means an individual agreement granting a Participant an Award under the CFCF Plan.
“Award Percentage” has the meaning set forth in the applicable Participant’s Award Letter. For the avoidance of doubt, a Participant’s Award Percentage may differ for each Plan Year.
“Beneficial Owner” or “Beneficial Ownership” has the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.
“Board” means the Board of Directors of Parent.
“Cause” means, unless otherwise specified in an applicable employment agreement or award agreement between Parent (or any subsidiary thereof) and a Participant, with respect to a Participant, as determined by the Administrator in its sole discretion:
(a)Willful failure to substantially perform his or her duties as an employee (for reasons other than physical or mental illness) after reasonable notice to the Participant of that failure;
(b)Misconduct that materially injures Parent or any subsidiary or affiliate thereof;
(c)Conviction of, or entering into a plea of nolo contendere to, a felony; or
(d)Breach of any written covenant or agreement with Parent or any subsidiary or affiliate thereof.
“Code” means the U.S. Internal Revenue Code of 1986 and all treasury regulations thereunder, as amended from time to time.
“Company” means Ketjen Corporation.
“Cumulative FCF” (or “CFCF”) means, with respect to any fiscal year, the sum of the Free Cash Flow for such fiscal year and each prior fiscal year beginning with the 2023 fiscal year.
“Disability” means a Participant’s permanent and total disability within the meaning of Section 22(e)(3) of the Code.
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.
“Free Cash Flow” (or “FCF”) means, with respect to any fiscal year, as applicable, (i) the operating cash flow of the Company (or the Catalysts business of Parent) reported in Parent’s annual report on Form 10-K for such fiscal year or (ii) the projected operating cash flow of the Company (or the Catalysts business of Parent) for such fiscal year, as determined by the Administrator in its sole discretion, in either case, adjusted for capital expenditures and pension contributions, as determined by the Administrator in its sole discretion. For purposes of determining FCF, net value of Amsterdam (AMS) land (net of remediation or other costs to sell or make ready to sell), as reasonably determined by the Administrator in its sole discretion, will be excluded.
“IPO” means (i) the first underwritten public offering of any equity securities of the Company or any successor entity pursuant to an effective registration statement filed under the Securities Act, (ii) any transaction (including a “direct listing” transaction) pursuant to which the Company or any successor entity first becomes subject to the periodic reporting requirements of Section 13 or 15(d) of the Exchange Act or (iii) an acquisition of the Company or any successor entity by, or consolidation, amalgamation, merger, reorganization or other business combination involving the Company or any successor entity with or into, a special purpose acquisition company that is publicly listed on a national or foreign securities exchange and that does not conduct any material business or maintain any material assets other than cash or an affiliate of such special purpose acquisition company.
“Other Corporate Transaction” means any spin-off, split-off or extraordinary dividend distribution in respect of the Company’s equity securities, or any exchange of the Company’s equity securities, or any similar, unusual or extraordinary corporate transaction in respect of the Company’s equity securities. The determination of whether any Other Corporate Transaction constitutes a Transaction will be determined by the Administrator in its sole discretion.
“Parent” means Albemarle Corporation, a Virginia corporation, and any successor thereto.
“Parent Change of Control” means the occurrence of any of the following events:
(i)any Person becomes, directly or indirectly, the Beneficial Owner of 20% or more of the combined voting power of the then outstanding securities of Parent that are entitled to vote generally for the election of Parent’s directors (the “Voting Securities”) (other than as a result of an issuance of securities by Parent approved by Continuing Directors, or open market purchases approved by Continuing Directors at the time the purchases are made). However, if any such Person becomes the Beneficial Owner of 20% or more, and less than 30%, of the Voting Securities, the Continuing Directors (as defined below) may determine, by a vote of a least two-thirds of the Continuing Directors, that the same does not constitute a Parent Change of Control;
(ii)as the direct or indirect result of, or in connection with, a reorganization, merger, share exchange or consolidation (a “Business Combination”), a contested election of directors, or any combination of these transactions, Continuing Directors cease to constitute a majority of the Board, or any successor’s board of directors, within two years of the last of such transactions;
(iii)the shareholders of Parent approve a Business Combination and such Business Combination is consummated, unless immediately following such Business Combination, (A) all or substantially all of the Persons who were the Beneficial Owners of the Voting Securities outstanding immediately prior to such Business Combination Beneficially Own more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of Parent resulting from such Business Combination (including, without limitation, a company which as a result of such transaction owns Parent through one or more subsidiaries) in substantially the same portions as their ownership, immediately prior to such Business Combination, of the Voting Securities, (B) no Person (excluding any employee benefit plan or related trust of Parent or Parent resulting from such Business Combination) Beneficially Owns 30% or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of Parent resulting from such Business Combination, and (C) at least a majority of the members of the board of directors of Parent resulting from such Business Combination are Continuing Directors.
For purposes of this “Parent Change of Control”, the following terms have the meanings set forth below:
(A)“affiliate” or “associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.
(B)Beneficial Owner means that a Person shall be deemed the “Beneficial Owner” and shall be deemed to “beneficially own,” any securities:
1)that such Person or any of such Person’s affiliates or associates owns, directly or indirectly;
2)that such Person or any of such Person’s affiliates or associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that, a Person shall not be deemed to be the “Beneficial Owner” of, or to “beneficially own,” securities tendered pursuant to a tender or exchange offer made by such Person or any such Person’s affiliates or associates until such tendered securities are accepted for purchase or exchange;
3)that such Person or any of such Person’s affiliates or associates, directly or indirectly, has the right to vote, including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” any security under this subsection as a result of an agreement, arrangement or understanding: (x) arises solely from a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with the applicable provisions of the General Rules and Regulations under the Exchange Act and (y) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or
4)that are beneficially owned, directly or indirectly, by any other Person (or any affiliate or associates thereof) with which Person (or any of such Person’s affiliates or associates) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to subsection 3) of this definition) or disposing of any voting securities of Parent provided, however, that notwithstanding any provision of this definition, any Person engaged in business as an underwriter or securities who acquires any securities of Parent through such Person’s participation in good faith in a firm commitment underwriting registered under the Securities Act, shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” such securities until the expiration of forty days after the date of acquisition; and provided, further, that in no case shall an officer or director of Parent be deemed (x) the beneficial owner of any securities beneficially owned by another officer or director of Parent solely by reason of actions undertaken by such persons in their capacity as officers or directors of Parent; or (y) the beneficial owner of securities held of record by the trustee of any employee benefit plan of Parent or any subsidiary of Parent for the benefit of any employee of Parent or any subsidiary of Parent, other than the officer or director, by reason of any influences that such officer or director may have over the voting of the securities held in the trust.
(C)“Continuing Directors” means any member of Parent’s board of directors (1) who was a member of Parent’s board of directors as of December 31, 2016, or (2) whose subsequent nomination for election or election to Parent’s board of directors was recommended or approved by a majority of the Continuing Directors.
(D)“subsidiary” means, with references to any Person, any company or other entity of which an amount of voting securities sufficient to elect a majority of the directors or Persons having similar authority of such company or other entity is beneficially owned, directly or indirectly, by such Person, or otherwise controlled by such Person.
“Participant” means an employee of the Company who is designated by the Administrator to be eligible to participate in the CFCF Plan pursuant to an Award Letter.
“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.
“Plan Year” means each of the 2023, 2024, 2025, 2026 and 2027 fiscal years.
“Projected Cumulative FCF” (or “Projected CFCF”) means, (i) for each completed Plan Year prior to a Transaction, the Free Cash Flow for such Plan Year based on actual results, plus (ii) for any incomplete Plan Year as of a Transaction, including the Plan Year in which a Transaction occurs (if incomplete at the time of such Transaction), the Free Cash Flow for such Plan Year based on projected Free Cash Flow as determined by the Administrator in its sole discretion at the time of such Transaction.
“Retirement” means a termination of employment after having attained age 55 and completed at least 10 years of service, or age 60 and completed at least 5 years of service, with Parent, the Company or any of their respective affiliates.
“Sale” means a transaction or series of related transactions pursuant to which any independent third party or affiliated group of independent third parties acquires all or substantially all of the outstanding equity securities of the Company or the assets of the Company, in each case, as determined by the Administrator in its sole discretion.
“Securities Act” means the U.S. Securities Act of 1933, as amended.
“Transaction” means the consummation of (i) a Sale, (ii) an IPO or (iii) any Other Corporate Transaction.

“Code” means the U.S. Internal Revenue Code of 1986 and all treasury regulations thereunder, as amended from time to time.

“Company” means Ketjen Corporation.

“Cumulative FCF” (or “CFCF”) means, with respect to any fiscal year, the sum of the Free Cash Flow for such fiscal year and each prior fiscal year beginning with the 2023 fiscal year.

“Disability” means a Participant’s permanent and total disability within the meaning of Section 22(e)(3) of the Code.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Free Cash Flow” (or “FCF”) means, with respect to any fiscal year, as applicable, (i) the operating cash flow of the Company (or the Catalysts business of Parent) reported in Parent’s annual report on Form 10-K for such fiscal year or (ii) the projected operating cash flow of the Company (or the Catalysts business of Parent) for such fiscal year, as determined by the Administrator in its sole discretion, in either case, adjusted for capital expenditures and pension contributions, as determined by the Administrator in its sole discretion. For purposes of determining FCF, net value of Amsterdam (AMS) land (net of remediation or other costs to sell or make ready to sell), as reasonably determined by the Administrator in its sole discretion, will be excluded.

“IPO” means (i) the first underwritten public offering of any equity securities of the Company or any successor entity pursuant to an effective registration statement filed under the Securities Act, (ii) any transaction (including a “direct listing” transaction) pursuant to which the Company or any successor entity first becomes subject to the periodic reporting requirements of Section 13 or 15(d) of the Exchange Act or (iii) an acquisition of the Company or any successor entity by, or consolidation, amalgamation, merger, reorganization or other business combination involving the Company or any successor entity with or into, a special purpose acquisition company that is publicly listed on a national or foreign securities exchange and that does not conduct any material business or maintain any material assets other than cash or an affiliate of such special purpose acquisition company.

“Other Corporate Transaction” means any spin-off, split-off or extraordinary dividend distribution in respect of the Company’s equity securities, or any exchange of the Company’s equity securities, or any similar, unusual or extraordinary corporate transaction in respect of the

Company’s equity securities. The determination of whether any Other Corporate Transaction constitutes a Transaction will be determined by the Administrator in its sole discretion.

“Parent” means Albemarle Corporation, a Virginia corporation, and any successor thereto.

“Parent Change of Control” means the occurrence of any of the following events:

(i)    any Person becomes, directly or indirectly, the Beneficial Owner of 20% or more of the combined voting power of the then outstanding securities of Parent that are entitled to vote generally for the election of Parent’s directors (the “Voting Securities”) (other than as a result of an issuance of securities by Parent approved by Continuing Directors, or open market purchases approved by Continuing Directors at the time the purchases are made). However, if any such Person becomes the Beneficial Owner of 20% or more, and less than 30%, of the Voting Securities, the Continuing Directors (as defined below) may determine, by a vote of a least two-thirds of the Continuing Directors, that the same does not constitute a Parent Change of Control;

(ii)    as the direct or indirect result of, or in connection with, a reorganization, merger, share exchange or consolidation (a “Business Combination”), a contested election of directors, or any combination of these transactions, Continuing Directors cease to constitute a majority of the Board, or any successor’s board of directors, within two years of the last of such transactions;

(iii)    the shareholders of Parent approve a Business Combination and such Business Combination is consummated, unless immediately following such Business Combination, (A) all or substantially all of the Persons who were the Beneficial Owners of the Voting Securities outstanding immediately prior to such Business Combination Beneficially Own more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of Parent resulting from such Business Combination (including, without limitation, a company which as a result of such transaction owns Parent through one or more subsidiaries) in substantially the same portions as their ownership, immediately prior to such

Business Combination, of the Voting Securities, (B) no Person (excluding any employee benefit plan or related trust of Parent or Parent resulting from such Business Combination) Beneficially Owns 30% or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of Parent resulting from such Business Combination, and (C) at least a majority of the members of the board of directors of Parent resulting from such Business Combination are Continuing Directors.

For purposes of this “Parent Change of Control”, the following terms have the meanings set forth below:

(A)    “affiliate” or “associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

(B)    Beneficial Owner means that a Person shall be deemed the “Beneficial Owner” and shall be deemed to “beneficially own,” any securities:

1)    that such Person or any of such Person’s affiliates or associates owns, directly or indirectly;

2)    that such Person or any of such Person’s affiliates or associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that, a Person shall not be deemed to be the “Beneficial Owner” of, or to “beneficially own,” securities tendered pursuant to a tender or exchange offer made by such Person or any such Person’s affiliates or associates until such tendered securities are accepted for purchase or exchange;

3)    that such Person or any of such Person’s affiliates or associates, directly or indirectly, has the right to vote, including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” any security under this subsection as a result of an agreement, arrangement or understanding: (x) arises solely from a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with the applicable provisions of the General Rules and Regulations under the Exchange Act and (y) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

4)    that are beneficially owned, directly or indirectly, by any other Person (or any affiliate or associates thereof) with which Person (or any of such Person’s affiliates or associates) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in the proviso to subsection 3) of this definition) or disposing of any voting securities of Parent provided, however, that notwithstanding any provision of this definition, any Person engaged in business as an underwriter or securities who acquires any securities of Parent through such Person’s participation in good faith in a firm commitment underwriting registered under the Securities Act, shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” such securities until the expiration of forty days after the date of acquisition; and provided, further, that in no case shall an officer or director of Parent be deemed (x) the beneficial owner of any securities beneficially owned by another officer or director of Parent solely by reason of actions undertaken by such persons in their capacity as officers or directors of Parent; or (y) the beneficial owner of securities held of record by the trustee of any employee benefit plan of Parent or any subsidiary of Parent for the benefit of any employee of Parent or any subsidiary of Parent, other than the officer or director, by reason of any influences that such officer or director may have over the voting of the securities held in the trust.

(C)    “Continuing Directors” means any member of Parent’s board of directors (1) who was a member of Parent’s board of directors as of December 31, 2016, or (2) whose subsequent nomination for election or election to Parent’s board of directors was recommended or approved by a majority of the Continuing Directors.

(D)    “subsidiary” means, with references to any Person, any company or other entity of which an amount of voting securities sufficient to elect a majority of the directors or Persons having similar authority of such company or other entity is beneficially owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

“Participant” means an employee of the Company who is designated by the Administrator to be eligible to participate in the CFCF Plan pursuant to an Award Letter.

“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

“Plan Year” means each of the 2023, 2024, 2025, 2026 and 2027 fiscal years.

“Projected Cumulative FCF” (or “Projected CFCF”) means, (i) for each completed Plan Year prior to a Transaction, the Free Cash Flow for such Plan Year based on actual results, plus (ii) for any incomplete Plan Year as of a Transaction, including the Plan Year in which a Transaction occurs (if incomplete at the time of such Transaction), the Free Cash Flow for such Plan Year based on projected Free Cash Flow as determined by the Administrator in its sole discretion at the time of such Transaction.

“Retirement” means a termination of employment after having attained age 55 and completed at least 10 years of service, or age 60 and completed at least 5 years of service, with Parent, the Company or any of their respective affiliates.

“Sale” means a transaction or series of related transactions pursuant to which any independent third party or affiliated group of independent third parties acquires all or substantially all of the outstanding equity securities of the Company or the assets of the Company, in each case, as determined by the Administrator in its sole discretion.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Transaction” means the consummation of (i) a Sale, (ii) an IPO or (iii) any Other Corporate Transaction.

Bonus Payments:
With respect to each Plan Year completed prior to a Transaction, each Participant is eligible to receive a portion of the Bonus Pool (as defined below) for such Plan Year (each, a “Bonus Pool Payment”), subject to the terms and conditions of the CFCF Plan and the Participant’s Award Letter.
Each Bonus Pool Payment (if any) is calculated by multiplying (i) the applicable Participant’s Award Percentage by (ii) the amount of the Bonus Pool for the applicable Plan Year.

Bonus Pool:
With respect to each Plan Year completed prior to a Transaction, the aggregate amount payable to all Participants in the CFCF Plan (a “Bonus Pool”) is equal to 5.75% of the excess (if any) of (i) Cumulative FCF for such Plan Year over (ii) Cumulative FCF for the prior Plan Year. For the avoidance of doubt, (A) if Cumulative FCF for such Plan Year is less than Cumulative FCF for the prior Plan Year, the applicable Bonus Pool will be zero and (B) no Bonus Pool Payment will be payable with respect to the 2023 Plan Year. In the event Cumulative FCF for any Plan Year is a negative amount, the Administrator will make appropriate adjustments to the calculation of Cumulative FCF for subsequent Plan Years in its sole discretion.

Transaction Bonus Pool
Notwithstanding the foregoing, if a Transaction occurs prior to the end of the 2027 Plan Year, each applicable Participant is eligible to receive a one-time bonus payment (the “Transaction Bonus Pool Payment”) based on an alternative bonus pool (the “Transaction Bonus Pool”). The aggregate amount of the Transaction Bonus Pool payable to all Participants is equal to 5.75% of the Projected Cumulative FCF. For the avoidance of doubt, if (i) the Projected Cumulative FCF is negative or (ii) a Transaction does not occur prior to the end of the 2027 Plan Year, in either case, no Transaction Bonus Pool Payments will be made.
For each Participant, the Transaction Bonus Pool Payment is calculated by multiplying (i) the applicable Participant’s Award Percentage, pro-rated based on the number of full months he or she was employed with the Company and a Participant in the CFC Plan from January 1, 2023 through a Transaction, divided by sixty (60) (such pro-rated percentage, the “Transaction Pro-Rata Award Percentage”), by (ii) the amount of the Transaction Bonus Pool (if any); provided that, any previously paid, or earned but unpaid, Bonus Pool Payments to such Participant will be deducted from the Transaction Bonus Pool Payment. On or following a Transaction, no payments will be made under the CFCF Plan (other than any earned Transaction Bonus Pool Payments).

Form of Payment:	Each Bonus Pool Payment and Transaction Bonus Pool Payment, if any, will be payable in cash.
Timing of Payment:
With respect to each applicable Plan Year, any Bonus Pool Payment shall be paid to the applicable Participant as soon as practicable during, but no later than March 15 of, the subsequent fiscal year.
Any Transaction Bonus Pool Payment shall be paid to the applicable Participant as soon as practicable following the Transaction (but no later than March 15 of the calendar year following the calendar year in which such Transaction occurs).
No Participant shall have the right to subject any amount payable under the CFCF Plan to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment.

Vesting; Certain Terminations of Employment:
Each Participant will vest in the Participant’s full Award Percentage with respect to each Plan Year (or with respect to the Transaction Bonus Pool Payment) if he or she is continuously employed by the Company through the last day of the applicable Plan Year or the Transaction, as applicable. In the event of a Participant’s termination of employment with the Company for any reason prior to the last day of a Plan Year or the Transaction, as applicable, the Participant’s participation in the CFCF Plan with respect to such Plan Year and each subsequent Plan Year shall be terminated.
Notwithstanding the foregoing, or except as otherwise set forth in a separation or termination agreement between a Participant and the Company or its affiliates, in the event of a Participant’s termination of employment with the Company due to (i) a termination by the Company without Cause, (ii) such Participant’s Retirement, (iii) Disability or (iv) a transfer of employment from the Company to an affiliate of the Company (including Parent), in each case, during a Plan Year and prior to a Transaction, the Participant shall retain a portion of his or her Award Percentage (the “Termination Pro-Rata Award Percentage”) with respect to such Plan Year and each subsequent Plan Year calculated on a prorated basis based on the number of full months he or she was employed with the Company and a Participant from January 1, 2023 through such termination date, divided by sixty (60). Such Participant will be eligible for payment, if any, under the CFCF Plan based on his or her Termination Pro-Rata Award Percentage in accordance with its terms and paid at the same time as other Participants under the CFCF Plan, including any payment of a Transaction Bonus Pool Payment; provided that, for purposes of calculating any Transaction Bonus Pool Payment, such Participant’s Transaction Pro-Rata Award Percentage will be deemed to be equal to such

Participant’s Termination Pro-Rata Award Percentage. The Participant will forfeit his or her portion of the Award Percentage which is not a Termination Pro-Rata Award Percentage, with such forfeited Award Percentage to be available for future awards under the CFCF Plan in the sole discretion of the Administrator.

In addition, notwithstanding the foregoing, in the event of a Participant’s termination of employment with the Company due to death during a Plan Year and prior to a Transaction, the Participant will be eligible for a Bonus Pool Payment with respect to such Plan Year and each subsequent Plan Year equal to (i) the Target LTI, multiplied by (ii) a quotient, which is equal to the number of full months he or she was employed with the Company and a Participant from January 1, 2023 through such termination date, divided by sixty (60). The aggregate amount of the Bonus Pool Payment(s) calculated under this paragraph will be payable in a single lump-sum within 60 days following such termination of employment. For the avoidance of doubt, any such Participant will not be eligible for a Transaction Bonus Pool Payment.

Certain Termination of Employment in Connection with a Parent Change of Control:
If a Parent Change of Control occurs prior the termination of the CFCF Plan, the CFCF Plan will be assumed by the acquiror or successor of Parent. Notwithstanding anything to the contrary herein, in the event of a Participant’s termination of employment by the Company without Cause following a Parent Change of Control, the Participant will be eligible for a Bonus Pool Payment equal to (i)(A) the Target LTI, multiplied by (B) five (5), less (ii) the aggregate amount of Bonus Pool Payments paid with respect to any Plan Years preceding the Plan Year in which the Parent Change of Control occurs, if any. The Bonus Pool Payment calculated under this paragraph will be payable in a single lump-sum within 60 days following such termination of employment.

Unallocated Award Percentages:	The Administrator has the sole discretion to grant Awards and Award Percentages to Participants. The aggregate Award Percentage underlying all outstanding Awards under the CFCF Plan may not exceed 100%. Unless otherwise determined by the Administrator in its sole discretion, any unallocated Award Percentage shall not be reallocated to other Participants or result in the increase of any Bonus Pool Payments or Transaction Bonus Pool Payment that any Participant is eligible to receive at any time.

Termination of CFCF Plan:	Unless otherwise determined by the Administrator, the CFCF Plan shall automatically terminate upon the earlier of (i) a Transaction and (ii) the end of the 2027 Plan Year. As of such termination, no Participant shall have any further rights with respect to the CFCF Plan other than any earned but unpaid Bonus Pool Payment or Transaction Bonus Pool Payment.
Miscellaneous:	The CFCF Plan will not be treated as salary or taken into account for purposes of determining any other compensation or benefits that may be provided to a Participant. Nothing herein shall constitute an employment contract or agreement or a guarantee of continued employment. No provision of this CFCF Plan shall be deemed to be an amendment to or incorporated in any employment agreement, separation agreement or similar compensatory agreement between the Company and any Participant. The CFCF Plan does not represent a legally binding commitment of the Board, the Administrator or the Company and the Board, the Administrator and the Company reserve the right to amend or terminate the CFCF Plan, any term or condition of the CFCF Plan or any Award or Award Percentage under the CFCF Plan at any time and for any reason in its sole discretion, in each case, including, without limitation, with or without payment with respect to any open Plan Years upon such amendment or termination. The Administrator shall have the right to make all determinations under the CFCF Plan and to interpret any term of the CFCF Plan in its sole discretion and all such decisions shall be final and binding on applicable Participants.

All rights hereunder are personal to the Participant and are not transferable (and any purported transfer in violation of the foregoing shall be null and void) except that, in the event of such Participant’s death, such rights are transferable to such Participant’s legal representatives, heirs, or legatees. The CFCF Plan shall inure to the benefit of and be binding upon the Company and its successors and assigns and the Participant and the Participant’s legal representatives, heirs, and legatees.

The Participant is required to keep in strict confidence all information about the CFCF Plan (including, without limitation, the existence of the CFCF Plan, the Award and all information regarding the strategic alternatives for the Company). Any unauthorized disclosure of information regarding the CFCF Plan, Parent, the Company or any of their respective shareholders or affiliates will result in immediate forfeiture of the Participant’s rights under the CFCF Plan and the Award without consideration.

Payments, if any, under the CFCF Plan shall be subject to all applicable withholding and other deductions required by applicable law. Participants are fully responsible for the full and timely payment of any personal taxes or similar obligations due on awards under the CFCF Plan under all applicable laws in the relevant jurisdiction. The Company may modify or supplement the terms of the CFCF Plan as may be necessary or advisable to comply with local tax and other legal requirements.

Notwithstanding anything to the contrary herein, payments, if any, may be made by the Company under the CFCF Plan at any time only upon full compliance with all then-applicable requirements of law. It is intended that the provisions of the CFCF Plan are exempt from, or comply with, Section 409A of the Code and shall be construed in accordance with such intent. Notwithstanding the foregoing, the Company does not represent or warrant that the terms of the CFCF Plan complies with any provision of federal, state, local or other tax law. The Company has no responsibility for the tax treatment under the CFCF Plan and the Participant shall be solely responsible for all tax consequences relating to the CFCF Plan. For purposes of Section 409A of the Code, any right to a series of installment payments under the CFCF Plan shall be treated as a right to a series of separate payments.

Applicable Law and Jurisdiction:	The CFCF Plan and all Awards made thereunder shall be governed by the laws of the State of Virginia, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the CFCF Plan to the substantive law of another jurisdiction. Participants under the CFCF Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Virginia, to resolve any and all issues that may arise out of or relation to the CFCF Plan or any Award thereunder.

Non-Compete Agreement:
Each Participant has signed prior to the Award Date or will sign concurrent with the Award Letter a separate EMPLOYEE NON-SOLICITATION, NON-COMPETE AND CONFIDENTIALITY AGREEMENT (the “Non-Compete Agreement”). In the event of a breach of any of the terms of the Non-Compete Agreement on the Participant’s part, before or after vesting and/or settlement of the Award, in addition to any and all consequences otherwise set forth in the Non-Compete Agreement, the Participant shall immediately forfeit any and all rights under the Award, and to the extent any portion of the Award shall have already been paid to the Participant, the Company shall have the right to recoup such Award in full.

Recoupment:	In addition to any other applicable provision of the CFCF Plan or as required by applicable law, the Award and any prior award granted to the Participant under the CFCF Plan is subject to the terms of the separate Albemarle Corporation Recoupment Policy, as such Policy may be amended from time to time, and the terms of any similar Parent or Company policy (including, for the avoidance of doubt, any policy adopted for purposes of complying with Rule 10D-1 of the Exchange Act) adopted by Parent or the Company from time to time.